               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                  TAIWAN GREATER CHINA FUND
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

--------------------------------------------------------------------------------
TAIWAN GREATER CHINA FUND                                           May 17, 2004
c/o Citigate Financial Intelligence, 111 River Street, Suite 1001,
Hoboken, New Jersey 07030
Telephone: 1-800-343-9567


Dear Shareholders:

    You are cordially invited to attend the Annual Meeting of Shareholders (the 'Meeting') of the Taiwan Greater China Fund (the 'Trust,' formerly known as The R.O.C. Taiwan Fund), which will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 24th Floor, 1285 Avenue of the Americas, New York, New York on Tuesday, June 22, 2004 at 9:30 a.m., New York City time. A formal notice and a Proxy Statement regarding the Meeting, a proxy card for your vote at the Meeting and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Meeting, shareholders will:


     (i) Elect two trustees: one to serve for a term expiring on the date of the 2005 Annual Meeting of Shareholders or the special meeting in lieu thereof; and one to serve for a term expiring on the date of the 2007 Annual Meeting of Shareholders or the special meeting in lieu thereof; and


    (ii) Consider whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company and certain related matters.


    The Board of Trustees recommends that you vote for the nominees for trustee named in the accompanying Proxy Statement and against proposal (ii).


    Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice and Proxy Statement, please complete, date, sign and return the enclosed proxy card at your earliest convenience. Your return of the proxy card will not prevent you from voting in person at the Meeting should you later decide to do so.

    If you are a beneficial owner holding shares through a broker-dealer, please note that, under the rules of the New York Stock Exchange, broker-dealers may not vote your shares on the proposal described in paragraph (ii) above without your instructions. In addition, if you are a beneficial owner holding shares through a bank or trust company nominee, you may find that such nominee will not vote your shares in respect of some or all of the matters to be considered at the Meeting without your instructions. Accordingly, the Board of Trustees of the Trust urges all beneficial owners of shares who are not also record owners of such shares to contact the institutions through which their shares are held and give appropriate instructions, if necessary, to vote their shares. The Trust will also be pleased to cooperate with any appropriate arrangement pursuant to which beneficial owners desiring to attend the Meeting may be identified as such and admitted to the Meeting as shareholders.

    Time will be provided during the Meeting for discussion, and shareholders present will have an opportunity to ask questions about matters of interest to them.

                                 Respectfully,

           /s/ Robert P. Parker                          /s/ Steven R. Champion
               Robert P. Parker                              Steven R. Champion
                   Chairman                                      President

IMPORTANT MATTERS WILL BE CONSIDERED, AND YOUR VOTE MAY BE NECESSARY TO INSURE THE PRESENCE OF A QUORUM, AT THE MEETING. ACCORDINGLY, ALL SHAREHOLDERS, REGARDLESS OF THE SIZE OF THEIR HOLDINGS, ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, OR TO GIVE APPROPRIATE INSTRUCTIONS
   TO PERSONS HOLDING SHARES OF RECORD ON THEIR BEHALF, PROMPTLY.

                           TAIWAN GREATER CHINA FUND

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 22, 2004

To the Shareholders of the
Taiwan Greater China Fund:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the 'Meeting') of the Taiwan Greater China Fund (the 'Trust,' formerly known as The R.O.C. Taiwan Fund) will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 24th Floor, 1285 Avenue of the Americas, New York, New York on Tuesday, June 22, 2004 at 9:30 a.m., New York City time, for the following purposes:


    1. To elect two trustees: one to serve for a term expiring on the date of the 2005 Annual Meeting of Shareholders or the special meeting in lieu thereof; and one to serve for a term expiring on the date of the 2007 Annual Meeting of Shareholders or the special meeting in lieu thereof.


    2. To consider whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company and certain related matters.

    3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Trustees of the Trust has fixed the close of business on Monday, April 19, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders are entitled to one vote for each share of beneficial interest of the Trust held of record on the record date with respect to each matter to be voted upon at the Meeting.

    You are cordially invited to attend the Meeting. All shareholders are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, which does not require any postage if mailed in the United States. If you are able to attend the Meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the Meeting. The enclosed proxy is being solicited by the Board of Trustees of the Trust.


                                             BY ORDER OF THE BOARD OF TRUSTEES


                                             Peggy Chen, Secretary

May 17, 2004

                           TAIWAN GREATER CHINA FUND

                                PROXY STATEMENT

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the 'Board of Trustees' or the 'Board') of the Taiwan Greater China Fund (the 'Trust,' formerly known as The R.O.C. Taiwan
Fund) for use at the Annual Meeting (the 'Meeting') of holders (the 'Shareholders') of shares of beneficial interest of the Trust (the 'Shares') to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 24th Floor, 1285 Avenue of the Americas, New York, New York on Tuesday, June 22, 2004 at 9:30 a.m., New York City time, and at any adjournment thereof.


    This Proxy Statement and the accompanying proxy are first being mailed to Shareholders on or about May 20, 2004. Any Shareholder giving a proxy has the power to revoke it by mail (addressed to Marc E. Perlmutter, Assistant Secretary of the Trust, at the Trust's address c/o Citigate Financial Intelligence, 111 River Street, Suite 1001, Hoboken, New Jersey 07030) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received by mail on or before the close of business on June 21, 2004 or delivered personally at the Meeting will be voted as specified in such proxies or, if no specification is made, for the nominees for election named and against proposal II described below in this Proxy Statement.


    The Board of Trustees has fixed the close of business on Monday, April 19, 2004, as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of record will be entitled to one vote for each Share. No Shares have cumulative voting rights for the election of trustees.


    As of the record date, the Trust had outstanding 32,698,976 Shares. Abstentions and 'non-votes' will be counted as present for all purposes in determining the existence of a quorum. (A 'non-vote' occurs when a nominee (typically, a broker-dealer) holding shares for a beneficial owner attends a meeting with respect to such shares (in person or by proxy) but does not vote on one or more proposals because the nominee does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.) One third of the Trust's outstanding Shares, present in person or represented by proxy at the Meeting, will constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of the Shares present or represented by proxy and voting on the matter in question at the Meeting will be required at the Meeting to elect the nominees for election as trustees. Proposal II below would require for its adoption the affirmative vote of a majority of all outstanding Shares.


    Abstentions and 'non-votes' will not have the effect of votes in opposition to the election of a trustee. However, because proposal II below would require for its adoption the affirmative vote of a majority of all outstanding Shares, abstentions and 'non-votes' will have the effect of votes in opposition to the adoption of proposal II.

    The Trust knows of no business that may or will be presented for consideration at the Meeting, other than that mentioned in proposals I and II below. If any matter not referred to above is properly presented, the persons named in the enclosed proxy will vote in accordance with their discretion.

However, no business that is not on the agenda for the Meeting may be presented for consideration or action at the Meeting without the approval of the Board of Trustees.

    The address of Citigate Financial Intelligence, which provides certain administrative services for the Trust, is 111 River Street, Suite 1001, Hoboken, New Jersey 07030. The address of International Investment Trust Company Limited ('IIT'), which also provides certain administrative services for the Trust, is 17th Floor, 167 FuXing North Road, Taipei, Taiwan, Republic of China.

                         BENEFICIAL OWNERSHIP OF SHARES


    The following table provides information, as of May 17, 2004, except as noted, regarding the beneficial ownership of Shares by (i) each person or group known to the Trust to be the beneficial owner of more than 5% of the Shares outstanding, (ii) each of the Trust's trustees or trustee nominees, (iii) each executive officer of the Trust and (iv) all trustees, trustee nominees and executive officers of the Trust as a group. Except as noted, each of the named owners has sole voting and dispositive power over the Shares listed.



----------------------------------------------------------------------------------------------------
                    Name and Address of                      Amount and Nature of
                     Beneficial Owner                        Beneficial Ownership   Percent of Class
----------------------------------------------------------------------------------------------------
Laxey Partners Limited ('Laxey')                                   5,334,856(1)           16.3%
Stanley House
7-9 Market Hill, Douglas
Isle of Man IM1 2BF
U.K.

Colin Kingsnorth                                                   5,334,856(1)           16.3%
Stanley House
7-9 Market Hill, Douglas
Isle of Man IM1 2BF
U.K.

Andrew Pegge                                                       5,334,856(1)           16.3%
Stanley House
7-9 Market Hill, Douglas
Isle of Man IM1 2BF
U.K.

City of London Investment Group plc ('CLIG')                       3,570,000(2)           10.9%
10 Eastcheap
London EC3M 1LX
U.K.

City of London Investment Management                               3,450,700(2)           10.5%
Company Limited ('CLIM')
10 Eastcheap
London EC3M 1LX
U.K.

Newgate LLP ('Newgate')                                            2,787,506(3)            8.5%
One Sound Shore Drive
Greenwich, Connecticut 06830
U.S.A.

Lazard Asset Management LLC ('Lazard')                             2,648,500(4)            8.1%
30 Rockefeller Plaza
New York, New York 10112
U.S.A.

Steven R. Champion                                                     2,300            *
Bank Tower
Room 1001
205 Dun Hua North Road
Taipei, Taiwan, R.O.C.


                                                  (table continued on next page)

(table continued from previous page)



----------------------------------------------------------------------------------------------------
                    Name and Address of                      Amount and Nature of
                     Beneficial Owner                        Beneficial Ownership   Percent of Class
----------------------------------------------------------------------------------------------------
Edward B. Collins                                                      1,000            *
ChinaVest LLC
160 Sansome Street
18th Floor
San Francisco, California 94104
U.S.A.

Frederick C. Copeland, Jr.                                             1,000            *
Deer Ridge Associates, LLC
125 LaSalle Road, Suite 304
West Hartford, Connecticut 06107
U.S.A.

David N. Laux                                                          1,000            *
2560 N. 23rd Road
Arlington, Virginia 22207
U.S.A.

Robert P. Parker                                                       1,000            *
101 California Street
Suite 2830
San Francisco, California 94111
U.S.A.

All trustees, trustee nominees and executive officers as a             6,300            *
group


*   Less than 1%

(1) Based upon information provided by Laxey and Messrs. Kingsnorth and Pegge in a Statement on Schedule 13D filed on November 13, 2003 with respect to ownership as of November 5, 2003. In that Statement it was reported that Messrs. Kingsnorth and Pegge control Laxey, and that Laxey and Messrs. Kingsnorth and Pegge hold shared voting and shared dispositive power over
    (i) 953,000 Shares by virtue of Laxey's discretionary authority over certain accounts managed for unaffiliated third parties in which such Shares are held, (ii) 1,000 Shares by virtue of Laxey's beneficial ownership of such Shares and (iii) 4,380,856 Shares by virtue of Laxey's position as investment manager for each of The Value Catalyst Fund Limited, which holds 974,840 Shares, LP Value Limited, which holds 968,600 Shares, Laxey Universal Value, LP, which holds 965,000 Shares, Laxey Investors, L.P., which holds 779,216 Shares, and Laxey Investors Limited, which holds 693,200 Shares.




(2) Based upon information provided by CLIG and CLIM in a Statement on
    Schedule 13G jointly filed on May 7, 2004 with respect to ownership as of April 30, 2004. In that statement CLIM reported that it held its Shares as investment adviser to certain segregated accounts and investment funds. CLIG reported that its ownership included (i) the Shares held by CLIM as a result of CLIG's status as the parent holding company of CLIM and (ii) Shares held by an investment fund to which CLIG is the investment adviser. CLIG and CLIM stated that they held sole voting power and sole dispositive power over their Shares.


(3) Based upon information provided by Newgate in a Statement on Schedule 13G filed on February 17, 2004 with respect to ownership as of December 31, 2003 declaring that it held sole voting and sole dispositive power over its Shares.




(4) Based upon information provided by Lazard in a Statement on Schedule 13G filed on May 11, 2004 declaring that it held sole voting and sole dispositive power over its Shares.


                            I. ELECTION OF TRUSTEES

    The Trust terminated its investment management agreement with IIT and became an internally managed investment company effective February 23, 2004.
Mr. Chi-Chu Chen, Chairman of IIT's Board of Directors and Chairman of the Trust's Board of Trustees, and Mr. Michael Ding, President and Chief Executive Officer of IIT and of the Trust and portfolio manager of the Trust, resigned from the Board of Trustees and their other positions with the Trust upon the termination of the investment management agreement. Also in February 2004, Mr. Pedro-Pablo Kuczynski resigned from the Board of Trustees following his appointment as the Minister of Economy and Finance of Peru. As a result of the resignations of Messrs. Chen, Ding and Kuczynski, the Board reduced its size from eight to five trustees.

    Since the inception of the Trust in 1989, the trustees of the Trust have been divided into three classes, each having a term of three years, with the term of one class expiring each year. The resignations noted above resulted in Board classes consisting of three trustees with terms ending at the Trust's 2006 Annual Meeting of Shareholders and one trustee each with a term ending at the Trust's 2004 and 2005 Annual Meetings of Shareholders, respectively. In order to rebalance the Board to comply with New York Stock Exchange ('NYSE') requirements that trustee classes be as nearly equal in number as possible, Mr. Alex Hammond-Chambers resigned from the class of trustees whose terms of office will expire at the 2006 Annual Meeting of Shareholders and was then appointed to the class of trustees whose terms of office will expire at the 2005 Annual Meeting of Shareholders. In April 2004, however, Mr. Hammond-Chambers resigned from the Board of Trustees as a result of a difference of opinion with the other Board members concerning certain policy matters.



    In May 2004 the Board of Trustees exercised its power to appoint new trustees to fill vacancies occurring on the Board and appointed Mr. Frederick C. Copeland, Jr. as a trustee, subject to his also standing for election as a trustee at the Meeting. Mr. Copeland was appointed to the Board position vacated by Mr. Hammond-Chambers and will, if elected at the Meeting, serve for a term expiring on the date of the 2005 Annual Meeting of Shareholders or the special meeting in lieu thereof (when the term of Mr. Hammond-Chambers would have expired). Mr. Copeland currently is a principal of Deer Ridge Associates, LLC, a financial consulting firm, and previously served as President, Chief Executive Officer and Chief Operating Officer of Aetna International, Inc. ('Aetna International') for six years, where he was responsible for all of Aetna International's insurance and financial services activities outside the United States. Prior to joining Aetna International, Mr. Copeland headed the Connecticut operations of Fleet Bank, N.A. for two years and spent 25 years at Citibank, N.A. ('Citibank'), during which time he served as President and Chief Executive Officer of Citibank Canada Ltd. for six years and Citibank's Taiwan Country Head for four years.



    The other nominee for election to the Board at the Meeting is David N. Laux, who was nominated at a meeting of the Board of Trustees. Mr. Laux currently is a trustee of the Trust and, if reelected, will serve for a term expiring on the date of the 2007 Annual Meeting of Shareholders or the special meeting in lieu thereof.



    The persons named in the accompanying proxy will, in the absence of contrary instructions, vote all proxies FOR the election of the two nominees listed below as trustees of the Trust. If either nominee should be unable to serve (an event not now anticipated), the proxies will be voted for such person, if any, as is designated by the Board of Trustees to replace such nominee. Proxies may not be voted for a greater number of persons than the number of nominees listed below under 'Information Concerning Nominees.'



INFORMATION CONCERNING NOMINEES



    The following table sets forth certain information concerning each of the nominees for election as a trustee of the Trust. Each nominee was recommended for reelection as a trustee of the Trust by his fellow trustees.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Other Business Experience,
                                                                                                        Other Positions with
                                                                                                      Affiliated Persons of the
       Name (Age) and                                                            Principal                 Trust and Other
          Address           Position(s) Held     Term of Office and            Occupation(s)            Directorships Held by
         of Nominee          with the Trust    Length of Time Served    During the Past Five Years             Nominee
-------------------------------------------------------------------------------------------------------------------------------
  Non-Interested Nominees
  Frederick C. Copeland,    Trustee           Trustee since May 2004    Principal, Deer Ridge        Chairman, President and
  Jr. (62)                                    and until the 2004        Associates, LLC (financial   Chief Executive Officer,
  Deer Ridge Associates,                      Annual Meeting of         consulting), since 2001;     Fleet Bank, N.A.,
  LLC                                         Shareholders or the       President, Chief Executive   1993-1995; President and
  125 LaSalle Road, Suite                     special meeting in lieu   Officer and Chief Operating  Chief Executive Officer,
  304                                         thereof                   Officer, Aetna               Citibank Canada Ltd.,
  West Hartford,                                                        International, 1995-2001;    1987-1993; Taiwan Country
  Connecticut 06107                                                     Executive Vice President,    Head, Citibank, 1983-1987
  U.S.A.                                                                Aetna, Inc., 1995-2001

  David N. Laux (76)        Trustee           Trustee since 1992 and    President, US-Taiwan         Director, US-ROC (Taiwan)
  2560 N. 23rd Road                           until the 2004 Annual     Business Forum, since 2000;  Business Council, since
  Arlington, Virginia                         Meeting of Shareholders   President, US-ROC (Taiwan)   1990; Chairman and Managing
  22207                                       or the special meeting    Business Council, 1990-2000  Director, American
  U.S.A.                                      in lieu thereof                                        Institute in Taiwan,
                                                                                                     1987-90; Director of Asian
                                                                                                     Affairs, National Security
                                                                                                     Council, The White House,
                                                                                                     1982-86


INFORMATION CONCERNING OTHER TRUSTEES

    The following table sets forth certain information concerning the trustees of the Trust (other than the trustees who are also nominees referred to above).



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Other Business Experience,
                                                                                                        Other Positions with
                                                                                                      Affiliated Persons of the
       Name (Age) and                                                            Principal                 Trust and Other
          Address           Position(s) Held     Term of Office and            Occupation(s)            Directorships Held by
         of Nominee          with the Trust    Length of Time Served    During the Past Five Years             Nominee
-------------------------------------------------------------------------------------------------------------------------------
  Interested Trustee*
  Cheng-Cheng Tung (64)     Trustee           Trustee since February    President, Cathay Financial  Director, Financial
  167 FuXing North Road                       2002 and until the 2006   Holdings, since              Information Service Co.,
  Taipei, Taiwan, R.O.C.                      Annual Meeting of         November 2002; President,    Ltd., since 2002; Director,
                                              Shareholders or the       United World Chinese         Cathay Financial Holdings,
                                              special meeting in lieu   Commercial Bank**            since 2002; Managing
                                              thereof                   ('UWCCB'), 2000-2003;        Director, Cathay United
                                                                        Executive Vice President,    Bank, since 2003; Director,
                                                                        UWCCB, 1989-2000             Taipei Smart Card Corp.,
                                                                                                     2001-2003

  Non-Interested Trustees
  Edward B. Collins (61)    Trustee           Trustee since 2000 and    Managing Director,           Director, Advantage and
  ChinaVest LLC                               until the 2006 Annual     ChinaVest Group (venture     Prime Credit, since 2002;
  160 Sansome Street                          Meeting of Shareholders   capital investment), since   Director, Medio Stream,
  18th Floor                                  or the special meeting    1995                         Inc., since 2000
  San Francisco,                              in lieu thereof
  California 94104
  U.S.A.

  Robert P. Parker (62)     Trustee and       Trustee since 1998 and    Chairman, Parker Price       Director, NexFlash
  101 California Street     Chairman          until the 2005 Annual     Venture Capital, Inc.        Technologies, Inc., since
  Suite 2830                                  Meeting of Shareholders   (formerly known as Allegro   2001; Partner, McCutchen,
  San Francisco,                              or the special meeting    Capital, Inc.), since 1997   Doyle, Brown & Enersen,
  California 94111                            in lieu thereof;                                       1988-97
  U.S.A.                                      Chairman since February
                                              2004



 * Mr. Tung is considered by the Trust's counsel to be an 'interested person,' as that term is defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Trust because of his affiliation with Cathay United Bank, a bank that has engaged during the last six months in brokerage or principal transactions directly with the Trust or other investment funds managed by IIT.

** On October 27, 2003, UWCCB changed its name to Cathay United Bank in connection with a merger of the two banks.

BOARD AND COMMITTEE MEETINGS

    The Board of Trustees of the Trust held four regularly scheduled meetings and two special meetings during the fiscal year ended December 31, 2003. Each trustee attended at least 75% of the total of (i) all meetings of the Board of Trustees and (ii) all meetings of each committee of the Board on which he served during the fiscal year ended December 31, 2003, except for Mr. Tung and Mr. Hammond-Chambers, each of whom attended two-thirds of the meetings in question.

EXECUTIVE COMMITTEE


    The Trust's Board of Trustees has an Executive Committee, which, subject to certain restrictions, may exercise all powers and authority of the Board between meetings of the Board. The current members of the Executive Committee are Messrs. Edward B. Collins, David N. Laux and Robert P. Parker, all of whom are disinterested trustees of the Trust, as defined in the Investment Company Act, and are independent trustees of the Trust, as defined in the rules of the NYSE. Mr. Chi-Chu Chen was a member of the Executive Committee until February 2004. Mr. Hammond-Chambers was a member of the Executive Committee from February 2004 until April 2004. The Executive Committee did not meet during the fiscal year ended December 31, 2003.


NOMINATING COMMITTEE

    The Board of Trustees has a Nominating Committee, the current members of which are Messrs. David N. Laux (chair) and Robert P. Parker. Messrs. Edward B. Collins, Alex Hammond-Chambers and Pedro-Pablo Kuczynski were members of the Nominating Committee until February 2004. The former and current members of the Nominating Committee were or are disinterested trustees of the Trust, as defined in the Investment Company Act, and also were or are independent trustees of the Trust, as defined in the rules of the NYSE. The Nominating Committee has a charter, which is attached hereto as Appendix A. The charter provides that the Nominating Committee will consider recommendations of trustee nominees submitted by shareholders at any time. Any such recommendations should be sent to the Trust's Nominating Committee c/o Citigate Financial Intelligence, 111 River Street, Suite 1001, Hoboken, New Jersey 07030. The charter also provides that the Nominating Committee will consider potential candidates who are personally known to members of the Nominating Committee, persons who are recommended to the Nominating Committee by other members of the Board and other persons known by Board members or persons identified by any search firm retained by the Nominating Committee. In considering whether to recommend that an individual be nominated as a trustee, the Nominating Committee will take the following criteria, among others, into account: (i) the Board's size and composition; (ii) applicable listing standards and laws; (iii) an individual's expertise (especially with regard to matters relating to Taiwan, mainland China and public and private investment funds), experience and willingness to serve actively;
(iv) whether an individual will enhance the functioning of the Board; and (v) the number of company boards of directors on which such individual serves.

    During the fiscal year ended December 31, 2003, the Nominating Committee did not retain any search firm or pay a fee to any third party to identify trustee candidates.


    The Nominating Committee held one meeting during the fiscal year ended December 31, 2003 at which it recommended that Messrs. Collins, Hammond-Chambers and Tung be nominated to stand for election at the 2003 Annual Meeting of Shareholders. See 'Information Concerning Other Trustees' above. The Nominating Committee also held a meeting on February 16, 2004 at which it recommended that Mr. Laux be nominated to stand for election at the Meeting. In addition, the

Nominating Committee held a meeting on May 11, 2004 at which it recommended that Mr. Copeland be appointed to the Board and stand for election at the Meeting. See 'Information Concerning Nominees' above.


COMPENSATION COMMITTEE


    At its meeting in February 2004 the Board created a Compensation Committee, the current members of which are Messrs. Frederick C. Copeland, Jr., Edward B. Collins and David N. Laux. Mr. Hammond-Chambers was a member of the Compensation Committee from February 2004 until April 2004. The function of the Compensation Committee is to set and review the compensation and terms of employment of the Trust's Chief Executive and Chief Financial Officers and to oversee the compensation of the Trust's other employees. The Committee does not yet have a charter.


AUDIT COMMITTEE AND INDEPENDENT PUBLIC ACCOUNTANTS


    The Board of Trustees has an Audit Committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), the current members of which are Messrs. Edward B. Collins (chair), Frederick C. Copeland, Jr. and Robert P. Parker. Messrs. Pedro-Pablo Kuczynski and David N. Laux were members of the Audit Committee until February 2004. Mr. Hammond-Chambers was a member of the Audit Committee until April 2004. The former and current members of the Audit Committee were or are disinterested trustees of the Trust, as defined in the Investment Company Act, and also were or are independent trustees of the Trust, as defined in the rules of the NYSE. The Audit Committee has a charter, which is attached hereto as Appendix B. The responsibilities of the Audit Committee include, among other things, review and recommendation of the selection of the independent public accountants of the Trust, review of the Trust's financial statements prior to their submission to the Board of Trustees and of other accounting matters of the Trust, and review of the administration of the Trust's Codes of Ethics and Whistleblower Policy. The Audit Committee held two meetings during the fiscal year ended December 31, 2003 and also met on February 16, 2004. At those meetings the Audit Committee, among other things:


        (i) approved the selection of KPMG LLP ('KPMG') as the Trust's independent public accountants for its 2003 and 2004 fiscal years;

        (ii) reviewed the audited financial statements of the Trust for its 2002 and 2003 fiscal years and discussed those statements with the Trust's management and KPMG;

        (iii) discussed with the Trust's management and KPMG those matters requiring discussion by the Accounting Standards Board's Statement of Auditing Standards No. 61 as currently in effect, including the independence of KPMG;

        (iv) received the written disclosures and the letters from KPMG required by the Independence Standards Board's Standard No. 1 as currently in effect;

        (v) adopted a revised and expanded charter for the Audit Committee;

        (vi) reviewed the investment management arrangements between the Trust and IIT, including the management fee payable by the Trust to IIT; and

        (vii) considered the compatibility of KPMG's independence as the Trust's principal accountants with KPMG's provision of services for the matters in relation to which fees billed by KPMG to the Trust and IIT are described in 'Non-Audit Fees' below.

    Based upon the reviews, discussions and consideration described above, the Audit Committee recommended to the Board of Trustees that the Trust's audited financial statements be included in its Annual Report to Shareholders for the Trust's fiscal year ended December 31, 2003.


                                               Members of the Audit Committee:

                                               Edward B. Collins (chair)
                                               Frederick C. Copeland, Jr.
                                               Robert P. Parker


    Representatives of KPMG are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available during the Meeting to respond to appropriate questions from Shareholders.

AUDIT FEES

    The aggregate fees billed for professional services rendered by KPMG, the Trust's independent auditors, in connection with the annual audit of the Trust's financial statements and for services normally provided by KPMG in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2002 and December 31, 2003 were $53,500 and $53,500, respectively.

NON-AUDIT FEES

    Audit-Related Fees. The Trust did not pay KPMG any audit-related fees (other than those disclosed under 'Audit Fees' above), and there were no audit-related fees paid by IIT to KPMG that were required to be approved by the Trust's Audit Committee, in the fiscal years ended December 31, 2002 and December 31, 2003.

    Tax Fees. The aggregate fees billed for professional services rendered by KPMG for the preparation of the Trust's federal income and excise tax returns and the provision of tax advice and planning services for the fiscal years ended December 31, 2002 and December 31, 2003 were $50,000 and $50,000, respectively. There were no tax related fees paid by IIT to KPMG that were required to be approved by the Trust's Audit Committee in the fiscal years ended December 31, 2002 and December 31, 2003.

    All Other Fees. The aggregate fees billed for professional services rendered by KPMG for services to the Trust other than the services referenced above for the fiscal years ended December 31, 2002 and December 31, 2003 were $3,360 and $9,127, respectively. The fees incurred by the Trust in fiscal year 2002 related to the preparation of an application by the Trust for distributing fund status in the United Kingdom. The fees incurred by the Trust in fiscal year 2003 related to the preparation of an application for distributing fund status in the United Kingdom and research and preparation of a memorandum of advice concerning the tax implications in the Republic of China of the Trust's becoming an internally managed investment company. There were no other fees paid by IIT to KPMG that were required to be approved by the Trust's Audit Committee in the fiscal years ended December 31, 2002 and December 31, 2003.

    Aggregate Amount of Non-Audit Fees. The aggregate amount of non-audit fees billed by KPMG for services rendered to the Trust and IIT were $53,360 and $9,988, respectively, for the fiscal year ended December 31, 2002 and were $59,127 and $9,376, respectively, for the fiscal year ended December 31, 2003. Such fees paid to KPMG by IIT related to applications for distributing fund status in the United

Kingdom on behalf of other, non-U.S. funds managed by IIT. Because such services did not relate to the Trust's operations and financial reporting, no pre-approval by the Audit Committee was required under standards established by the Exchange Act and the regulations under it. Consequently, the Audit Committee did not have occasion to consider whether the provision of such services by KPMG to IIT was compatible with maintaining KPMG's independence.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

    The Audit Committee approves the engagement of the Trust's accountants to render audit or non-audit services before such accountants perform such services.

    All services described under 'Audit Fees' and 'Non-Audit Fees' above that required approval were pre-approved by the Audit Committee before KPMG's engagement to perform them.

POLICY ON TRUSTEES' ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

    The Trust's policy with regard to attendance by members of the Board of Trustees at its Annual Meetings of Shareholders is that all trustees are expected to attend, absent extenuating circumstances. The number of trustees who attended the 2003 Annual Meeting was 7 (out of 8 trustees). Mr. Tung did not attend the 2003 Annual Meeting because of limitations on travel from the Republic of China due to the SARS epidemic in Asia.

COMMUNICATIONS WITH THE BOARD OF TRUSTEES

    Shareholders who wish to communicate with Board members with respect to matters relating to the Trust may address their correspondence to the Board as a whole or to individual members c/o Citigate Financial Intelligence, 111 River Street, Suite 1001, Hoboken, New Jersey 07030.

OFFICERS OF THE TRUST

    The following table sets forth certain information concerning the officers of the Trust (other than Mr. Parker, who holds the office of Chairman and is also a trustee). The Chairman and the President (Messrs. Parker and Champion, respectively) each holds office until his successor is duly elected and qualified, and all other officers hold office at the discretion of the trustees.


----------------------------------------------------------------------------------------------------
   Name (Age) and Address    Position(s) Held                               Principal Occupation(s)
         of Officer           with the Trust     Length of Time Served    During the Past Five Years
----------------------------------------------------------------------------------------------------
  Steven R. Champion (58)   President, Chief  Since February 2004       Executive Vice President,
  Bank Tower                Executive                                   Bank of Hawaii, 2001-2003;
  Room 1001                 Officer and                                 Chief Investment Officer,
  205 Dun Hua North Road    Portfolio                                   Aetna International, from
  Taipei, Taiwan, R.O.C.    Manager                                     prior to 1999 to 2001

  Peggy Chen (41)           Secretary,        Since 2000                Vice President (Finance)
  167 FuXing North Road     Treasurer and                               of IIT since 2000; Manager
  Taipei, Taiwan, R.O.C.    Chief Financial                             of Finance, Shin Fu Life
                            Officer                                     Insurance Co., Ltd., from
                                                                        prior to 1999 to 2000

  Dirk Bennett (57)         Vice President    Assistant Secretary       Manager of Research
  Bank Tower                and Assistant     since prior to 1999;      Department of IIT since
  Room 1001                 Secretary         Vice President since      prior to 1999
  205 Dun Hua North Road                      February 2004
  Taipei, Taiwan, R.O.C.
----------------------------------------------------------------------------------------------------


                                                  (table continued on next page)

(table continued from previous page)

-----------------------------------------------------------------------------------------------------------------
   Name (Age) and Address    Position(s) Held                                        Principal Occupation(s)
         of Officer           with the Trust        Length of Time Served          During the Past Five Years
-----------------------------------------------------------------------------------------------------------------
  Marc E. Perlmutter (51)   Assistant Vice President  Since prior to 1999       Partner of the law firm of Paul,
  Paul, Weiss, Rifkind,     and Assistant Secretary                             Weiss, Rifkind, Wharton & Garrison
  Wharton & Garrison LLP                                                        LLP, U.S. legal counsel to the
  1285 Avenue of the                                                            Trust, since prior to 1999
  Americas
  New York, New York
  10019-6064
  U.S.A.

  Edwin C. Laurenson (55)   Assistant Vice President  Since prior to 1999       Partner of the law firm of Baker &
  Baker & McKenzie          and Assistant Secretary                             McKenzie since March 2000;
  805 Third Avenue                                                              Securities Counsel to the law firm
  New York, New York 10022                                                      of Paul, Weiss, Rifkind, Wharton &
  U.S.A.                                                                        Garrison LLP, U.S. legal counsel to
                                                                                the Trust, from prior to 1999 to
                                                                                March 2000

TRUSTEE AND OFFICER COMPENSATION


    The compensation received by each trustee of the Trust for the fiscal year ended December 31, 2003 is set forth below. Officers of the Trust during the fiscal year ended December 31, 2003 received no remuneration from the Trust for such fiscal year.


----------------------------------------------------------------------
                                                Total Compensation
                                                  from the Trust
Name                             Position     Paid to Trustees(1)(2)
----------------------------------------------------------------------
Chi-Chu Chen(3)                  Trustee                --
Edward B. Collins                Trustee             $19,180
Michael Ding(3)                  Trustee                --
Alex Hammond-Chambers            Trustee             $31,811
Pedro-Pablo Kuczynski            Trustee             $16,500
David N. Laux                    Trustee             $17,402
Robert P. Parker                 Trustee             $24,627
Cheng-Cheng Tung(3)              Trustee                --
----------------------------------------------------------------------

(1) The trustees of the Trust do not receive any pension or retirement benefits from the Trust and did not receive any such benefits from IIT, in its role as the Trust's investment adviser, during the fiscal year ended
    December 31, 2003.

(2) With respect to service in 2003, each trustee of the Trust who was not affiliated with IIT was entitled to receive fees paid by the Trust of $1,000 for each Board of Trustees meeting or committee meeting attended in person, $500 for each Board of Trustees meeting or committee meeting attended by telephone and an annual trustee's fee of $10,000, as well as reimbursement for each Trustee's and his spouse's travel expenses in connection with each trustee's meeting attendance. Spousal travel expenses for the fiscal year ended December 31, 2003 were included in each trustee's compensation. IIT, which supervised the Trust's investments and paid the compensation and certain expenses of the personnel and certain other interested persons of the Trust who served as trustees and/or officers of the Trust during the fiscal year ended December 31, 2003, received an investment advisory fee for such period.

    At its meeting on February 17, 2004, the Board of Trustees decided that from such date the Trust would no longer reimburse spousal travel expenses in connection with the trustees' meeting attendance.

(3) The trustees of the Trust who were officers of IIT, or who were otherwise deemed to be 'interested persons' (as defined in the Investment Company Act) of IIT, received no remuneration from the Trust during the fiscal year ended December 31, 2003.

        II. CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT COMPANY
                       TO AN OPEN-END INVESTMENT COMPANY

BACKGROUND AND SUMMARY

    The Trust is registered as a closed-end investment company under the Investment Company Act and has operated as a closed-end fund since the reorganization of The Taiwan (R.O.C.) Fund (which was an open-end fund not registered in the United States) into the Trust on May 19, 1989. The Trust's Amended and Restated Declaration of Trust (the 'Declaration of Trust') and By-Laws provide that the Board of Trustees is required to submit to the Shareholders at their next annual meeting a binding resolution to convert the Trust into an open-end investment company if the Shares trade on the NYSE at an average discount from their net asset value ('NAV') of more than 10% during any twelve-week period beginning after the most recent such vote (which in the current case occurred at last year's annual meeting). For these purposes the average variation of the trading price of the Shares from their NAV is determined on the basis of such variances as of the last trading day in each week. The affirmative vote of a majority of the outstanding Shares is required for the adoption of such a resolution.

    By the terms of the Declaration of Trust, this requirement became effective on June 1, 1992, and since then the Shareholders have voted on such a resolution eight times, in 1995 and each of the years from 1997 through 2003. In each instance the Board recommended that Shareholders vote against the resolution to convert the Trust into an open-end investment company, and such resolution was not adopted by the Shareholders. In the most recent vote, on June 24, 2003, 23.44% of the outstanding Shares were voted in favor of the proposal, 34.25% were voted against, and 42.31% were either not present at the meeting or were not voted on that particular matter.


    After last year's vote, the Shares, like those of most other country funds, continued to trade at a discount. While the Shares traded at an average discount of less than 10% for twelve of the twelve-week periods from June 29, 2003 to May 14, 2004, the Shares traded at an average discount of greater than 10% for the remainder of those periods. Thus, the Board of Trustees is required to submit to the Shareholders the proposal described herein. The average discount ranged from 13.21% for the twelve-week period ended September 19, 2003 to 8.19% for the twelve-week period ended February 13, 2004.



    On May 14, 2004, the Shares' trading price on the NYSE closed at a discount to NAV of 11.64%. Conversion would eliminate the trading market in the Shares and provide each Shareholder with a continuing opportunity to redeem his Shares at their NAV. However, for the reasons described below, the Board of Trustees recommends, as it has in the past, that Shareholders vote against this proposal, which will be adopted, as provided in the Declaration of Trust, only if approved by holders of a majority of the outstanding Shares.


    At meetings on December 9, 2003 and February 17, 2004, the Board of Trustees of the Trust reviewed, as it has in the past, information concerning the legal, operational and practical differences between closed-end and open-end investment companies, the Trust's performance to date as a closed-end fund, the historical relationship between the market price of the Shares and their NAV, the possible effects of conversion on the Trust and alternatives to conversion. At its meeting on February 17, 2004, the Board, including a majority of the trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, unanimously concluded that it is in the best interests of the Trust and the Shareholders that the Trust remain a closed-end investment company.

    The Board of Trustees continues to believe that conversion to an open-end investment company could adversely affect the functioning of the Trust's investment operations and its investment performance, as described below under 'Effect of Conversion on the Trust -- Portfolio Management.' The Board also believes that conversion could expose the Trust to the risk of a substantial reduction in its size and a corresponding loss of economies of scale and increase in its expenses as a percentage of NAV, as described below under 'Effect of Conversion on the Trust -- Potential Increase in Expense Ratio and Decrease in Size.'

    In deciding how to recommend that the Shareholders vote on this matter, the Board of Trustees took note of the fact that, since the inception of the Trust in 1989 (although not in recent years), the Shares periodically have traded at a premium above NAV. (See below under 'Differences Between Open-end and Closed-end Investment Companies -- Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium.') The Shares' average annual discount/premium (determined by comparing the Shares' NAV to their closing price on the NYSE on each trading day) by year is as follows:


                                                    DISCOUNT(-)/
YEAR                                                  PREMIUM
----                                              ----------------
1989 (May 12 to December 31)....................           2.71%
1990............................................          -9.47%
1991............................................          -3.29%
1992............................................           4.26%
1993............................................           3.45%
1994............................................           0.75%
1995............................................           1.23%
1996............................................           3.28%
1997............................................         -17.06%
1998............................................         -17.67%
1999............................................         -14.24%
2000............................................         -18.82%
2001............................................         -14.51%
2002............................................         -14.95%
2003............................................         -11.33%
2004 (January 1 to May 14)......................         -10.45%


    The Board of Trustees believes that eliminating the possibility of a discount would not justify the fundamental changes that conversion would entail to the Trust's portfolio management and operations, the risk of reduced size and the potential adverse effect on the Trust's investment performance. In order to reduce or eliminate the discount without impairing the Trust's closed-end format and the benefits it derives from that format, the Board has sought to increase awareness about the Trust through Shareholder and market communications and meetings by management with members of the investment community specializing in the closed-end funds sector. While these efforts have not eliminated the Shares' tendency in recent years to trade at a discount to NAV, the Board of Trustees believes that such efforts have had a favorable effect on Shareholder relations by keeping major Shareholders informed concerning the Trust's investment strategies and policies, as well as by informing the Board of those Shareholders' views concerning the Trust's management, strategies and policies.

    In addition, the Board of Trustees recognizes that discounts (and possible premiums) are an inherent consequence of the closed-end fund format. Discounts can vary widely over time, and a market discount can offer an investment advantage under certain circumstances. For example, Shareholders have the opportunity to purchase additional Shares in the market at the discounted price when the Shares trade below their NAV. Shareholders who make such purchases could benefit in circumstances in which the gap between the NAV and the market price of the Shares narrows or is eliminated after they make their purchases, especially when the NAV is also increasing as a result of increases in the value of the Trust's investments. (Correlatively, Shareholders could be disadvantaged if they buy Shares at a premium or a small discount to NAV and the premium disappears or the discount widens, particularly if they decide to sell their Shares under such circumstances.) The Shares' NAV at the end of each week is published in compilations of such information for all closed-end funds in publications such as The Wall Street Journal, The New York Times and Barron's; the daily NAV at the close of the preceding trading day in Taiwan can be obtained by calling the Trust at 1-800-343-9567 or by accessing the Trust's website at www.taiwangreaterchinafund.com.


    The Board of Trustees also has considered from time to time various alternative measures that could be adopted for the purpose of seeking to reduce the discount to NAV at which the Shares have traded. In 1991 the Board of Trustees authorized a periodic share repurchase program under Rule 10b-18 under the Exchange Act, pursuant to which purchases of Shares may be made by the Trust when the Shares trade at a discount to their NAV. Purchases under that program were made during the second half of 1991 and during May through July of 1997, and such purchases could be recommenced at any time after appropriate notice to Shareholders. However, the trustees believe, based upon the Trust's own experience and information that the trustees have reviewed with respect to share repurchase programs implemented by other closed-end funds, that additional purchases of Shares by the Trust pursuant to such a program are unlikely to significantly affect the discount to NAV at which the Shares may otherwise trade. In addition, the trustees believe that the recommendation or adoption of other measures that they have considered (including committing to make periodic tender offers for Shares and the adoption of a managed distribution policy providing for mandatory distributions to Shareholders) is unlikely to have a meaningful long-term effect upon the discount to NAV at which the Shares may otherwise trade. Moreover, any such actions by the Trust could substantially reduce the funds available to the Trust for investment in the Taiwan market, which the trustees believe would be inconsistent with the investment objectives of many Shareholders. Accordingly, although the trustees intend to continue to consider various measures that might have a favorable impact on any discount to NAV at which the Shares may continue to trade, the Board of Trustees has no current intention to cause the Trust to make any further purchases of Shares or to recommend or adopt any of the other alternative measures that it has considered.

    If this proposal is not approved, the Shares continue to trade at a discount and the average discount is again greater than 10% during a twelve-week period beginning after the date of the Meeting, the Board of Trustees and the Shareholders will have an opportunity to consider again converting the Trust into an open-end investment company. The Board of Trustees may also decide at any time to present to the Shareholders the question of whether the Trust should be converted to an open-end investment company; however, under the Declaration of Trust such a voluntary submission would require the approval of two-thirds of the outstanding Shares for its adoption.


    As described below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Redemption Fee,' if the Shareholders vote to convert the Trust into an open-end fund, the Board of

Trustees may cause the Trust to impose a fee payable to the Trust on all redemptions of up to 2% of redemption proceeds for a period of up to nine months from conversion.


DIFFERENCES BETWEEN OPEN-END AND CLOSED-END INVESTMENT COMPANIES


    1. Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium. Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in the securities market at prevailing market prices, which may be equal to, less than or more than NAV. From May 12, 1989 to May 14, 2004 the Shares traded on the NYSE at prices ranging from 31.55% below NAV (on April 27, 1990) to 35.36% above NAV (on December 31, 1993). The Shares most recently traded at a premium to their NAV on January 30, 1998. On January 6, 2004, however, the Shares traded a discount of only 1.90% below NAV. On May 14, 2004, the closing price of a Share on the NYSE was 11.64% below its NAV.


    Although it is now possible, subject to certain restrictions, for both institutions and individuals outside Taiwan to invest directly in R.O.C. stocks, the Board of Trustees believes that many foreign investors, and particularly foreign individuals, continue to invest in the R.O.C. market through a managed intermediary like the Trust. The Board recently revised the Trust's investment strategy to provide that the Trust will primarily invest in Taiwan companies that derive or expect to derive a significant portion of their revenues from operations in or exports to mainland China, and the Board believes that substantial expertise is required to select and assess companies with that profile. The full liberalization of the right of foreign investors to invest in Taiwan has been in effect since 1996; however, additional alternatives to the Trust can be expected to develop as vehicles for investment in R.O.C. securities by investors outside the R.O.C., which could have the effect of reducing or eliminating (or changing to a discount) any premium, or increasing any discount, at which the Shares trade in relation to their NAV.

    By contrast, open-end investment companies in the United States, commonly referred to as mutual funds, issue redeemable securities with respect to which, traditionally, no secondary trading market has been permitted to develop. (Although this has changed in recent years with the establishment of exchange-traded open-end index funds, it remains true that the vast majority of open-end funds, both in number and total assets, do not offer secondary market trading in their shares.) Except during periods when the NYSE is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the Investment Company Act, the holders of these redeemable securities have the right to surrender them to the mutual fund and obtain in return their proportionate share of the mutual fund's NAV at the time of the redemption (less any redemption fee charged by the fund or contingent deferred sales charge imposed by the fund's distributor).

    Most mutual funds also continuously issue new shares to investors at a price based upon their shares' NAV at the time of issuance. Accordingly, an open-end fund experiences continuing inflows and outflows of cash and may experience net sales or net redemptions of its shares.

    Upon conversion of the Trust into an open-end investment company, Shareholders who wished to realize the value of their Shares would be able to do so by redeeming their shares at NAV (less the possible temporary redemption fee discussed below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Redemption Fee'), which would rise or fall based upon the performance of the Trust's investment portfolio. The trading market for the Shares would be eliminated, and with it the discount from NAV at which the Shares have periodically tended to trade on the NYSE. Conversion would also eliminate, however, any possibility that the Shares could trade at a premium over NAV. (See the chart on page 12 for information with regard to the periods during which the Shares have, on the average, traded at a premium to their NAV.)

    2. Cash Reserves. Because closed-end investment companies are not required to meet redemptions, their cash reserves can be substantial or minimal, depending on the investment manager's investment strategy. The managers of many open-end investment companies, on the other hand, believe it desirable to maintain cash reserves adequate to meet anticipated redemptions without prematurely liquidating their portfolio securities. Although many open-end funds operate successfully in this environment, the maintenance of larger cash reserves required to operate prudently as an open-end investment company when net redemptions are anticipated may reduce an open-end investment company's ability to achieve its investment objective by limiting its investment flexibility and the scope of its investment opportunities. In addition, open-end investment companies are subject to a requirement that no more than 15% of their net assets may be invested in securities that are not readily marketable or are otherwise considered to be illiquid. However, the Trust currently does not invest in, nor does it anticipate investing in, illiquid securities to any material extent.

    3. Raising Capital. Closed-end investment companies may not issue new shares at a price below NAV except in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances. Accordingly, the ability of closed-end funds to raise new capital is restricted, particularly at times when their shares are not trading at a premium to NAV. The shares of open-end investment companies, on the other hand, are offered by such companies (in most cases continuously) at NAV, or at NAV plus a sales charge, and the absence of a secondary trading market generally makes it impossible to acquire such shares in any other way. The Trust most recently raised additional capital in 1995, when it obtained net offering proceeds of approximately $64,000,000 upon the completion of a public offering of additional Shares at a small premium to NAV.

    4. NYSE Delisting; State and Federal Fees on Sales of Shares. If the Trust converted to an open-end fund, the Shares would immediately be delisted from the NYSE. Some investment managers believe that the listing of an investment company on a U.S. stock exchange, particularly the NYSE, represents a valuable asset, especially in terms of attracting non-U.S. investors. Delisting would save the Trust annual NYSE fees of approximately $35,000; but the absence of a stock exchange listing, combined with the need to issue new Shares when investors wish to increase their holdings, would have the effect of requiring the Trust to pay federal and state fees on sales of Shares, except to the extent that the underwriter of such sales paid some or all of such fees. Any net savings or increased cost to the Trust because of the different expenses would not, however, be expected to materially affect the Trust's expense ratio.

    5. Underwriting; Brokerage Commissions or Sales Charges on Purchases and Sales. Open-end investment companies typically seek to sell new shares on a continuous basis in order to offset redemptions and avoid shrinkage in size. Shares of 'load' open-end investment companies are normally offered and sold through a principal underwriter, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, receives a distribution fee from the fund (called a Rule 12b-1 fee), or both, to compensate it and securities dealers for sales and marketing services (see 'Measures to be Adopted if the Trust Becomes an Open-end
Fund -- Underwriting and Distribution' below). Shares of 'no-load' open-end investment companies are sold at NAV, without a sales charge, with the fund's investment adviser or an affiliate normally bearing the cost of sales and marketing from its own resources. Shares of closed-end investment companies, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions. Except in the case of shares sold pursuant to a dividend reinvestment plan, when a closed-end fund sells newly issued shares, it typically does so in an underwritten public offering in which an underwriting fee of 5% or more is imposed. Except in the case of a rights offering, such sales can be made only at or above the shares' then applicable NAV after the deduction of such an underwriting fee.

    6. Shareholder Services. Open-end investment companies typically provide more services to shareholders and may incur correspondingly higher shareholder servicing expenses. One service that is generally offered by open-end funds is enabling shareholders to transfer their investment from one fund into another fund that is part of the same 'family' of open-end funds at little or no cost to the shareholders. The Trust has engaged in no discussions with any family of funds to become a part of such family, and there can be no assurance that the Trust would be able to make such an arrangement if the Shareholders voted to convert the Trust to an open-end fund. If the requisite majority of the Shareholders approve this proposal, the Board of Trustees would weigh the cost of any particular service against the anticipated benefit of such service. The Board of Trustees has no current view as to which, if any, Shareholder services it would seek to make available to Shareholders and implement as part of the Trust's joining a family of funds or otherwise.

    7. Leverage. Open-end investment companies are prohibited by the Investment Company Act from issuing 'senior securities' representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks with respect to which there is asset coverage of at least 300% for all borrowings, and may not issue preferred stock. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness when the 300% asset coverage test is met, may issue preferred stock subject to a 200% asset coverage test and are not limited to borrowings solely from banks. This greater ability to issue senior securities gives closed-end investment companies more flexibility in 'leveraging' their shareholders' investments than is available to open-end investment companies. This difference is not likely to be of importance with respect to the Trust, however, because the Trust's fundamental investment policies (which may be changed only with Shareholder consent) forbid it to borrow more than 5% of its NAV (a restriction that would continue to apply if the Trust were an open-end fund) or to issue preferred stock (even though such issuance is permitted by the Trust's Declaration of Trust).

    8. Annual Shareholders Meetings. The Trust is organized as a Massachusetts business trust under the terms of the Declaration of Trust. As a closed-end investment company listed on the NYSE, the Trust is required by the rules of the NYSE to hold annual meetings of its Shareholders. This requirement would cease upon a delisting of the Shares from the NYSE. A provision in the Declaration of Trust provides that, if the Trust were converted to an open-end investment company, the Declaration of Trust could be amended to provide that the Trust would no longer be required to hold annual meetings. However, no vote is being sought on such a proposal at this time. If the Trust were no longer required to hold annual meetings of Shareholders, it would still be required by the Investment Company Act to have periodic meetings to approve certain matters and, under certain circumstances, to elect trustees. (See the discussion below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Effect on the Trust's Declaration of Trust.') The Trust would save the cost of annual meetings, which management estimates to be approximately $50,000 per year; however, these savings would not be expected to materially affect the Trust's expense ratio.

    9. Reinvestment of Dividends and Distributions. Like the plans of many other closed-end funds, the Trust's Dividend Reinvestment Plan (the 'Plan') permits Shareholders to elect to reinvest their dividends and distributions on a different basis than would be the case if the Trust converted to an open-end investment company. Currently, if the Shares are trading at a discount, the agent for the Plan will attempt to buy as many of the Shares as are needed for this purpose on the NYSE or elsewhere. This permits a reinvesting Shareholder to benefit by purchasing additional Shares at a discount, and this buying activity may tend to lessen any discount. If Shares are trading at a premium, reinvesting Shareholders are issued Shares at the higher of NAV and 95% of the market price. As an open-end investment company, all dividends and distributions would be reinvested at NAV unless Shareholders elected to receive their dividends and distributions in cash.

    10. Capital Gains. The treatment of capital gains required under the Internal Revenue Code (the 'Code') may be disadvantageous to non-redeeming stockholders of an open-end fund. Although the fund's manager may be able to sell portfolio securities at a price that does not reflect a taxable gain in order to raise cash to satisfy redeeming stockholders, a mutual fund that is required to sell portfolio securities may realize a net capital gain if the fund's basis in the portfolio securities sold is less than the sale price obtained. The Code imposes both an income tax and an excise tax on a regulated investment company's net capital gain (regardless of whether the fund is open-end or closed-end) unless the gain is distributed to all stockholders, including non-redeeming stockholders. Furthermore, in order to make a capital gain distribution, a fund may need to sell additional portfolio securities, thereby reducing further its size and, possibly, creating additional capital gain. While, as noted, taxes on such gains are also imposed on closed-end funds, a closed-end fund does not face the possible need to sell appreciated securities in order to raise funds to meet redemption requests.

EFFECT OF CONVERSION ON THE TRUST

    In addition to the inherent characteristics of open-end investment companies described above, the Trust's conversion to an open-end investment company would potentially have the consequences described below.

    1. Portfolio Management. As noted above, a closed-end investment company operates with a relatively fixed capitalization while the capitalization of an open-end investment company fluctuates depending upon whether it experiences net sales or net redemptions of its shares. Although the data on the subject are unclear, some observers believe that open-end funds tend to have larger net sales near market highs and larger net redemptions near market lows. To the extent that this is true, if the Trust were to convert to an open-end investment company, the Trust might be faced with a need to invest new monies near market highs and to sell portfolio securities in a falling market when it might otherwise wish to invest. Because the Trust is a closed-end fund, however, the Trust currently is not required to invest new monies or liquidate portfolio holdings at what may be inopportune times, and can manage its portfolio with a primary emphasis on long-term considerations.

    The Board of Trustees also believes that the closed-end format is better suited than the open-end format to the Trust's investment objective of achieving long-term capital appreciation through investment primarily in publicly traded equity securities of R.O.C. issuers, particularly in view of the Trust's primary strategic focus on companies whose business is becoming increasingly integrated with the economy of mainland China. The Board of Trustees believes that, notwithstanding developments in Taiwan that have had the effect of liberalizing restrictions on investment by foreign investors in the Taiwan securities market, investor psychology towards Taiwan (and mainland China) remains susceptible of rapid and extreme swings that would be likely to have a material and unpredictable impact on inflows and outflows from the Trust if it were to become an open-end fund. The Board of Trustees believes that the Trust can better pursue its long-term investment objective without short-term pressures to invest new monies or liquidate portfolio holdings at times when its investment style would dictate doing otherwise. Furthermore, the Board of Trustees believes that a need for the Trust to maintain some level of cash reserves to fund redemptions could restrict the Trust's ability to remain fully invested in equity securities in circumstances in which its portfolio manager otherwise thought it advantageous to be so invested.


    2. Potential Increase in Expense Ratio and Decrease in Size. Conversion to an open-end investment company would raise the possibility of the Trust suffering substantial redemptions of Shares, particularly in the period immediately following the conversion, although the potential temporary redemption fee of up to 2% described below under 'Measures to be Adopted if the Trust Becomes an Open-end Fund' might reduce the number of initial redemptions that would otherwise occur. Unless the Trust's principal underwriter, if any, were able to generate sales of new Shares sufficient to offset these redemptions or the performance of the Trust's investments was sufficiently favorable to offset net redemptions, the size of the Trust would be expected to shrink. (See 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Underwriting and Distribution.') Because a majority of the Trust's operating expenses are fixed and others decline as a percentage of the Trust's NAV as the NAV increases, a decrease in the Trust's asset size would likely increase the ratio of its operating expenses to its income and net assets and, as a result, decrease the Trust's net income per Share. Such a decrease in size could result in a decision by the Board of Trustees to terminate and liquidate the Trust if the amount of the Trust's assets were reduced such that it was no longer considered economically feasible for the Trust to continue to carry on business.


    3. Continuous Public Offering Costs. In addition, the Trust might be required to engage in a continuous public offering intended, at a minimum, to offset redemptions. A continuous public offering of the Shares would require the Trust to maintain current registrations under federal and state securities laws and regulations, which would involve additional costs. See 'Differences Between Open-end and Closed-end Investment Companies -- Underwriting; Brokerage Commissions or Sales Charges on Purchases and Sales' above.

    4. Possible Sales of Portfolio Securities. If the Trust were to experience substantial redemptions of Shares following its conversion to an open-end investment company, it would probably not have sufficient cash reserves to fund such redemptions and therefore could be required to sell portfolio securities and incur increased transaction costs in order to raise cash to meet such redemptions. See 'Differences Between Open-end and Closed-end Investment Companies -- Capital Gains' above.

    5. Conversion Costs. The process of converting the Trust to an open-end investment company would involve legal and other expenses to the Trust, including the preparation of a registration statement under the Securities Act of 1933, as amended (the 'Securities Act') (see 'Measures to be Adopted if the Trust Becomes an Open-end Fund -- Timing' below), and the payment of necessary fees with respect to such registration statement and the sale of Shares in various states. The Board of Trustees has been advised that these conversion expenses, which would be paid by the Trust and would result in a one-time increase in the Trust's current expense ratio, could be expected to total at least $150,000. Because the Trust is unable to determine at this time the actual costs that would be involved, it is possible that the conversion expenses would be substantially higher.

MEASURES THAT MAY BE ADOPTED IF THE TRUST BECOMES AN OPEN-END FUND

    If the Shareholders voted to convert the Trust to an open-end fund, the Board of Trustees may take the following actions.

    1. Redemption Fee. In order to reduce the number of redemptions of the Shares immediately following conversion (thereby reducing any disruption of the Trust's normal portfolio management), and to offset the brokerage and other costs of such redemptions, for a period of up to nine months following the Trust's conversion to an open-end investment company, the Board of Trustees may decide that the Trust should impose a fee, to be retained by the Trust, of up to 2% of the redemption proceeds payable by the Trust on all redemptions. While not required, such a fee would be similar to fees that have been proposed by other funds considering a conversion from closed-end to open-end status.


    2. Underwriting and Distribution. If the Shareholders voted to convert the Trust to an open-end investment company, the Board would consider whether to select a principal underwriter of the Shares. The Shares could be offered and sold directly by the Trust itself, and by any other broker-dealers who enter into selling agreements with the principal underwriter. The Trust has engaged in no discussions with prospective principal underwriters, and there can be no assurance regarding whether satisfactory arrangements with a principal underwriter would be achieved. The Board of Trustees reserves the right to cause the Trust to enter into an underwriting agreement with a principal underwriter in such form and subject to such conditions as the Board of Trustees deems desirable. If a principal underwriter were selected, there could be no assurance that any such broker-dealer firms would be able to generate sufficient sales of Shares to offset redemptions, particularly in the initial months following conversion.

    3. Effect on the Trust's Declaration of Trust. The Declaration of Trust provides that, if the Shareholders voted to change the Trust's subclassification under the Investment Company Act from a closed-end investment company to an open-end investment company, provisions in the Declaration of Trust (set forth in Appendix C to this Proxy Statement) would become effective that authorize the issuance of redeemable securities at NAV and provide that the outstanding Shares will be redeemable at the option of the Shareholders. In addition, the Declaration of Trust provides that if the Trust becomes an open-end fund and is no longer required by stock exchange rules to hold annual meetings for the election of trustees, the Board of Trustees may submit a proposal, which may be adopted by vote of a majority of the Trust's outstanding Shares, that the Trust cease to hold annual meetings of its Shareholders and that it eliminate its staggered Board of Trustees. These actions would have the consequence of requiring Shareholders' meetings to be held only when required by the Investment Company Act, either for the election of trustees (if a majority of the trustees in office were not elected by the Shareholders) or to approve specific matters in accordance with the Investment Company Act's requirements.

    4. Timing. If the Shareholders voted to convert the Trust to an open-end investment company, a number of steps would be required to implement such conversion, including the preparation, filing and effectiveness of a registration statement under the Securities Act covering the offering of the Shares and the negotiation and execution of a new or amended agreement with the Trust's transfer agent. It is anticipated that such conversion would become effective no later than December 31, 2004 and that the discount, if any, at which the Shares trade in relation to their NAV would be reduced in anticipation of the ability to redeem Shares at NAV upon the completion of the conversion. The provisions of the Declaration of Trust set forth in Appendix C would become effective simultaneously with the effectiveness of the registration statement referred to above under the Securities Act. If, as noted immediately above in 'Effect on the Trust's Declaration of Trust,' the Board of Trustees submitted, and Shareholders approved, a proposal that the Trust no longer hold annual meetings of Shareholders after becoming an open-end fund, the attendant savings in the cost of holding such meetings (see 'Differences Between Open-end and Closed-end Investment
Companies -- Annual Shareholders Meetings') would accrue in the years following such approval.

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT COMPANY INTO AN OPEN-END INVESTMENT COMPANY. THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL, IN THE ABSENCE OF CONTRARY INSTRUCTIONS, VOTE ALL PROXIES AGAINST THIS PROPOSAL.

                                 MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone, email or facsimile by officers or employees of the Trust. The Trust has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies from Shareholders at an anticipated cost not to exceed $25,000 plus reimbursement of out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies that may be solicited by such officers or employees or by MacKenzie Partners, Inc. in person or by telephone, email or facsimile will be borne by the Trust. The Trust will reimburse banks, brokers and other persons holding Shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Shares.

    THE TRUST'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS, WAS MAILED ON OR ABOUT MARCH 1, 2004 TO SHAREHOLDERS OF RECORD ON MARCH 1, 2004. HOWEVER, A COPY OF THIS REPORT WILL BE PROVIDED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST. PLEASE CALL 1-800-343-9567 OR WRITE TO THE TRUST C/O CITIGATE FINANCIAL INTELLIGENCE, 111 RIVER STREET, SUITE 1001, HOBOKEN, NEW JERSEY 07030 TO REQUEST THE REPORT.

    In the event that a quorum is not obtained for the transaction of business at the Meeting by June 22, 2004, the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies in order to obtain such a quorum. Any such adjournment would require the affirmative vote of the holders of a majority of the Shares voting that are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment if it is required. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    To the knowledge of the Trust, certain individuals or organizations reported below, which during 2003 were either 'affiliated persons' (as that term is defined in the Investment Company Act) of IIT, or 'ten percent beneficial owners' (as that term is defined in Rule 16a-2 of the Exchange Act) of the Trust, did not make timely filings, or failed to make filings, required during or with respect to 2003 by rules of the United States Securities and Exchange Commission (the 'Commission') pursuant to Section 30(h) of the Investment Company Act, with respect to holdings of, or transactions during 2003 in, shares of the Trust. The Kuomintang, which controls Central Investment Holding Co., Ltd. ('CIHC') and Asia Pacific Holdings Corp. ('Asia Pacific'), affiliated persons of IIT, indirectly controls 24.24% of IIT's outstanding voting securities, but has failed to make any filings on Forms 3, 4 or 5. However, CIHC and Asia Pacific did make timely filings (or have provided statements in lieu of required filings). In addition, if CIHC, Asia Pacific and the Kuomintang are deemed to be controlling persons of IIT, then persons controlled by CIHC, Asia Pacific or the Kuomintang would have been required to file statements on Forms 3, 4 and 5 with respect to ownership of, or transactions in, shares of the Trust. No such persons have made any such filings. During 2003 Messrs. Colin Kingsnorth and Andrew Pegge and Laxey Partners Limited, Laxey Investors Limited, Laxey Universal Value, LP, Laxey Investors, L.P., LP Value Limited and The Value Catalyst Fund Limited, each a ten percent beneficial owner of the Trust, failed to make timely filings on Form 4 with respect to certain transactions concerning the Trust's shares. Each of such individuals and entities subsequently made the required filings on Form 4.

                     SHAREHOLDER PROPOSALS AND NOMINATIONS


    Any proposal by a Shareholder intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Trust c/o Citigate Financial Intelligence, 111 River Street, Suite 1001, Hoboken, New Jersey 07030 not later than January 20, 2005. The Board of Trustees will consider whether any such proposal should be submitted to a Shareholder vote in light of applicable rules and interpretations promulgated by the Commission; but a Shareholder's timely submission of a proposal will not automatically confer a right to have that proposal presented for a vote at the Trust's 2005 Annual Meeting. Any nomination by a Shareholder of a person to stand for election as a trustee at the 2005 Annual Meeting of Shareholders must be received by the Trust c/o Secretary, Bank Tower, Room 1001, 205 Dun Hua North Road, Taipei, Taiwan, Republic of China not later than February 19, 2005.


                                           BY ORDER OF THE BOARD OF TRUSTEES

                                           Peggy Chen
                                           Secretary


May 17, 2004

                                                                      APPENDIX A

                           TAIWAN GREATER CHINA FUND

          CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF TRUSTEES
          ------------------------------------------------------------

PURPOSE

    The purpose of the Nominating Committee (the 'Committee') is to identify, communicate with and recommend persons qualified to serve on the Trust's Board of Trustees (the 'Board') for election by shareholders at each annual meeting and to fill vacancies on the Board.

COMPOSITION

    Membership. The Committee shall consist of at least two trustees. The members of the Committee shall be appointed by the Board at the annual organizational meeting of the Board and shall serve until their successors are duly appointed and qualified. The Chair of the Committee may be designated by the full Board or, if it does not do so, the members of the Committee may elect a Chair.

    Independence. Each Committee member shall be a trustee who is not an 'interested person' of the Trust (as defined in the Investment Company Act of 1940) and free from any relationship that, in the opinion of the Board, would interfere with the exercise of the member's independence from the management of the Trust. Each member shall meet the further restrictions set forth on Annex I to the charter of the Board's Audit Committee.

FUNCTIONS

    Qualifications of trustees. The Committee shall periodically assess, develop and communicate with the Board concerning the appropriate criteria for nominating and appointing trustees, including:

     the Board's size and composition;

     applicable listing standards and laws;

     individual trustee performance, expertise (especially with regard to matters relating to Taiwan, mainland China and public and private investment funds), experience and willingness to serve actively;

     whether a potential nominee will enhance the functioning of the Board and the compatibility of his or her views concerning the manner in which the Trust should be governed with the Board's assessment of the best interests of the Trust's shareholders;

     the number of other public and private company boards of directors on which a trustee candidate serves; and

     other appropriate factors.

    Trustee nominees and vacancies. The Committee shall recommend to the Board the individuals to be nominated for election as trustees at each annual meeting of shareholders and to fill vacancies on the Board.

    Committee appointments. If and when requested periodically by the Board, the Committee shall identify and recommend to the Board the appointees to be selected by the Board for service on committees of the Board.

    Other functions. The Committee may perform such other activities consistent with this charter, the Trust's Declaration of Trust and By-Laws and applicable listing standards, laws and regulations as the Committee or the Board may consider appropriate.

    Annual performance review. The Committee shall evaluate its own performance as a Committee and this charter on an annual basis.

IDENTIFICATION OF POTENTIAL TRUSTEES

    The Committee shall consider as potential candidates for election or appointment as trustees persons who are personally known to Committee members, persons recommended to Committee members by other members of the Board and other persons known by Committee members or other Board members, persons identified by a search firm retained by the Committee and persons recommended by shareholders. Shareholders may submit trustee nominees at any time for the Committee's consideration. The Committee shall have the power, in its discretion, to interview nominees and engage in such background inquiries and solicit such information concerning any nominee and his or her views as the Committee may deem appropriate. The Committee shall have authority to retain at the Trust's expense and terminate the services of any search firm for the purpose of identifying trustee candidates and to approve the related fees and other terms of retention.

MEETINGS, REPORTS AND RESOURCES

    Meetings. The Committee shall meet as often as it determines is necessary, but not less than annually. Either the Chair or a majority of the Committee's members shall be authorized to call a meeting of the Committee and send notice thereof. The Committee shall ordinarily meet in person, provided that members may attend telephonically and the Committee may act by unanimous written consent. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in separate executive sessions with other trustees, the chief executive officer and other Trust employees, agents or representatives invited by the Committee.

    Procedures. The Committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter and applicable laws, regulations or listing standards. The Committee may, but shall not be required to, keep written minutes of its meetings.

    Reports. The Committee shall report its recommendations of trustee nominees for an annual meeting of shareholders to the Board at an appropriate time prior to preparation of the Trust's proxy statement for that annual meeting. The Committee shall also report to the Board on the major items covered at each Committee meeting, report to the Board annually the results of an annual review by the Committee of its own performance and provide such additional reports to the Board as the Committee may determine to be appropriate.

    Committee access. The Committee shall have direct, independent and confidential access to the Trust's other trustees, management and personnel to carry out the Committee's purposes.

                                                                      APPENDIX B

                           TAIWAN GREATER CHINA FUND

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES
            -------------------------------------------------------

I. PURPOSE

    The primary functions of the Audit Committee (referred to below either as the Audit Committee or simply as the 'Committee') of the Taiwan Greater China Fund (the 'Trust') are to (i) oversee the accounting and financial reporting processes of the Trust and its internal controls over financial reporting, accounting, legal compliance and ethical behavior and, as the Committee deems relevant or appropriate, to inquire into the internal control over financial reporting of third-party service providers to the Trust, (ii) assist the Trust's Board of Trustees (the 'Board') in its oversight of the Trust's internal audit functions, (iii) oversee the quality and integrity of the Trust's financial statements, the independent audit of those statements and other financial information provided by the Trust to shareholders, (iv) oversee, or, as appropriate, assist oversight by the Board of, the Trust's compliance with legal and regulatory requirements relating to the Trust's accounting and financial reporting, internal controls over financial reporting and independent audits,
(v) approve the engagement of the Trust's independent auditors and, in connection therewith, review and evaluate the qualifications, independence and performance thereof, (vi) act as a liaison between the Trust's independent auditors and the full Board and (vii) prepare any reports of the Committee required by applicable securities laws or stock exchange listing requirements or rules to be included in any proxy statements, information statements or other documents. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Trust's policies, procedures and practices at all levels.

    The independent auditors for the Trust shall report directly to the Committee.

    In meeting its responsibilities, the Committee is expected to:

     Serve as an independent and objective party to review the Trust's financial reporting process and internal control system.

     Review and appraise the audit activities of the Trust's outside auditors and internal auditing department.

     Provide an open avenue of communication among the outside auditors, financial and senior management, the internal auditors and the Board.

     Review such aspects of the Trust's relationship with affiliated persons of the Trust, including potential conflicts of interest, as the Committee deems necessary or desirable.

    The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Trust's independent auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Trust, as appropriate.

    The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. ORGANIZATION

    The Audit Committee shall be comprised of three or more trustees as determined by the Board, each of whom shall be a trustee who is not an 'interested person' of the Trust (as defined in the Investment Company Act of 1940) and free from any relationship that, in the opinion of the Board, would interfere with the exercise of the trustee's independence from the management of the Trust. Each member shall meet the further restrictions set forth on Annex I.

    Each member of the Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Board in its business judgment.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board, and the members shall serve until their successors shall be duly elected and qualified. The Chair of the Committee may be designated by the full Board or, if it does not do so, the members of the Committee may elect a Chair by vote of a majority of the full Committee membership.

    A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

    The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

III. MEETINGS

    The Audit Committee shall meet at least two times each year, or more frequently as circumstances require. Either the Chair or a majority of the Committee's members shall be authorized to call a meeting of the Committee and send notice thereof. The Committee shall ordinarily meet in person, provided that members may attend telephonically and the Committee may act by unanimous written consent. The Committee shall have authority to meet privately and to admit non-members by invitation, and may require members of management or others to attend meetings and to provide pertinent information as necessary. As part of its job to foster open communication, the Committee shall meet at least two times each year with management, and at least annually with the Trust's outside auditors and the Trust's internal auditor, in separate executive sessions if deemed appropriate by the Committee, to discuss any matters that the Committee or any of the foregoing believe should be discussed. The Committee may also meet with personnel of entities that provide significant accounting or administrative services to the Trust to discuss matters relating to the Trust's accounting and compliance and such other matters as the Committee may deem relevant. In addition, if required, the Committee as a whole or its Chair individually shall meet with management and the Trust's outside auditors semiannually to review the Trust's annual and semi-annual financial statements (consistent with IV.7 below). The Committee shall meet in November or December of each year to review the Trust's results of operation as they appear at that time and to determine whether to recommend the payment of a dividend or distribution in that year in accordance with the Trust's declared policies. The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of a meeting by delegated authority.

IV. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties, the Audit Committee shall:

     1. Appoint and engage on an annual basis, and have the power to terminate the engagement of, the Trust's independent auditors and, in connection therewith, review and evaluate matters potentially affecting the independence and capabilities of such auditors. In reviewing and evaluating the auditors' qualifications, performance and independence, the Committee shall, among other things, obtain and review a report by the audit firm, at least annually, describing the following items:

           all relationships between the independent auditors and the Trust, as well as all relationships between the independent auditors and any service provider to the Trust that the Committee considers to be material to the Trust's business;

           any material issues raised by the most recent internal quality control review or peer review of the audit firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and

           the audit firm's internal quality control procedures.

     2. Approve prior to appointment the engagement of the Trust's independent auditors to provide other audit or non-audit services to the Trust.

     3. Develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Trust's independent auditors to provide any of the services described in 2 above.

     4. Have the power to consider the controls applied by the Trust's independent auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

     5. Review the arrangements for and scope of the Trust's annual audit and any special audits.

     6. Review and approve the fees proposed to be charged to the Trust by its independent auditors for each audit and non-audit service.

     7. Review and discuss with financial management and the Trust's outside auditors all financial statements and related disclosure documents prior to the filing of such reports with the Securities and Exchange Commission and, if feasible, prior to any public announcement of financial results for the periods covered thereby, including any certification, report, opinion or review rendered by the Trust's outside auditors, and resolve any disagreements between management and the Trust's independent auditors regarding financial reporting. The Chair of the Committee may represent the entire Committee for purposes of this review. In this connection the Committee shall:

          Periodically consult with the Trust's outside auditors, without management being present if thought appropriate by the Committee, about the completeness and accuracy of the Trust's financial statements, and the critical accounting judgments utilized in the preparation of those financial statements;

          Discuss with the outside auditors their judgments about the quality and appropriateness, as opposed to the acceptability, of the Trust's accounting principles and financial disclosure practices as applied in its financial reporting;

          Discuss the Trust's disclosures with regard to its performance in any such reports; and

          Establish regular and separate systems of reporting to the Committee by each of management, the outside auditors and the Trust's internal auditor regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of those judgments.

     8. Review the regular internal reports to management prepared by the Trust's internal auditor and any provider of administrative services to the Trust and management's response to these reports and, in consultation with the Trust's outside auditors, the Trust's internal auditor and any such provider of services, review the integrity of the Trust's financial reporting processes, both internal and external.

     9. Review with the Trust's chief executive officer and/or chief financial officer in connection with their certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in such controls.

    10. Establish procedures for the receipt, retention and treatment of complaints received by the Trust relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Trust, any provider of administrative services to the Trust, any principal underwriter for the Trust or any other provider of accounting related services for the Trust of concerns about accounting or auditing, and address reports from auditors of possible violations of federal or state law or any fiduciary duty.

    11. Discuss generally the Trust's press releases concerning the results of its operations, as well as any financial information or guidance provided to analysts and rating agencies (if any), with regard to, for example, the types of information to be disclosed and the type of presentation to be made.

    12. Review in a general matter, but not assume responsibility for, the Trust's processes with respect to risk assessment and risk management.

    13. Set clear policies relating to the hiring by the Trust of employees or former employees of the Trust's independent auditors.

    14. Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Trust's accounting or financial reporting.

    15. Review and reassess the adequacy of the Committee's Charter annually and recommend to the Board any changes deemed appropriate by the Committee. The Chair of the Committee may represent the entire Committee for purposes of this review.

    16.  Evaluate the Committee's own performance at least annually.

    17. Following completion of the annual audit, review, separately if thought appropriate by the Committee, with each of management, the Trust's outside auditors, the Trust's internal auditor and any provider of administrative services to the Trust any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and consider and approve, if appropriate, either following such review or at any other time the Committee may deem appropriate, major changes to the Trust's auditing and accounting principles and practices as suggested by such persons. Thereafter, the Committee shall, as it deems appropriate, review with such persons the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

    18. Review performance of and fees paid by the Trust to proxy solicitors, custodians, legal counsel and any provider of administrative services.

    19. Review legal compliance matters with the Trust's counsel, including the Trust's Code of Ethics and Officers' Code of Ethics.

    20. Review any legal matter that could have a significant impact on the Trust's financial statements with the Trust's counsel.

    21. Report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

    22. Perform any other activities consistent with this Charter, the Trust's By-Laws and governing law as the Committee or the Board deems necessary or appropriate.

V. ROLE

    The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, the Trust's management is responsible for (i) the preparation, presentation and integrity of the Trust's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trust's service providers, including the auditors.

    Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Trust's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Trust's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Trust and in serving on the Committee are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct 'field work' or other types of auditing or accounting reviews or procedures.

    In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by (i) one or more officers of the Trust whom the member reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, public accountants or other persons as to matters the member reasonably believes are within the person's professional or expert competence or (iii) a Board committee of which the Committee member is not a member.

ANNEX I

Further restrictions:

    (a) Employees. A trustee who is an employee (including non-employee executive officers) of the Trust or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Trust, the trustee may serve on the Committee after three years following the termination of the relationship between the Trust and the former parent or predecessor.

    (b) Business Relationship. A trustee (i) who is a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Trust or (ii) who has a direct business relationship with the Trust (e.g., a consultant) may serve on the Committee only if the Trust's Board determines in its business judgment that the relationship does not interfere with the trustee's exercise of independent judgment. In making a determination regarding the independence of a trustee pursuant to this paragraph, the Board should consider, among other things, the materiality of the relationship to the Trust, to the trustee, and, if applicable, to the organization with which the trustee is affiliated.

    'Business relationships' can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A trustee can have such a relationship directly with the Trust, or the trustee can be a partner, officer or employee of an organization that has such a relationship. A trustee may serve on the Committee without such a determination by the Board after three years following the termination of, as applicable, either (1) the relationship between the organization with which the trustee is affiliated and the Trust, (2) the relationship between the trustee and his or her partnership status, shareholder interest or executive officer position or (3) the direct business relationship between the trustee and the Trust.

    (c) Cross Compensation Committee Link. A trustee who is employed as an executive of another entity where any executive officer of the Trust serves on that entity's compensation committee may not serve on the Committee.

    (d) Immediate Family. A trustee who is an Immediate Family member of a person who is an executive officer of the Trust or any of its affiliates may not serve on the Committee until three years following the termination of that employment relationship. Paragraph 303.02 of the NYSE Listed Company Manual defines 'Immediate Family' to include 'a person's spouse, parents, children siblings, mothers-in-law and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than employees) who shares such person's home.'

                                                                      APPENDIX C

                 ARTICLE X OF THE TRUST'S DECLARATION OF TRUST

                                  REDEMPTIONS

    In the event that the Shareholders of the Trust vote to convert the Trust from a 'Closed-end company' to an 'Open-end company'. . . , the following provisions shall, upon the effectiveness of such conversion, become effective:

        SECTION 10.1. REDEMPTIONS. All outstanding Shares may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this Article X. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding Shares for an amount per Share determined by the Trustees in accordance with any applicable laws and regulations; provided that (a) such amount per Share shall not exceed the cash equivalent of the proportionate interest of each Share in the assets of the Trust attributable thereto at the time of the redemption or repurchase and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption or repurchase, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act, and may, at any time and from time to time, pursuant to the 1940 Act, suspend such right of redemption. The procedures for and fees, if any, chargeable in connection with the effecting and suspending redemption of Shares shall be as set forth in the prospectus filed as part of the Trust's effective Registration Statement with the Commission from time to time. Payment will be made in such manner as described in such prospectus.

        SECTION 10.2. REDEMPTIONS OF ACCOUNTS. The Trustees may redeem Shares of any Shareholder at a redemption price determined in accordance with Section
    10.1 if, immediately following a redemption of Shares for any reason, the aggregate net asset value of the Shares in such Shareholder's account is less than an amount determined by the Trustees. If the Trustees redeem Shares pursuant to this Section 10.2, a Shareholder will be notified that the value of his account is less than such amount and be allowed sixty (60) days to make an additional investment before the redemption is processed.

                                      C-1

                                                                      APPENDIX 1


                           TAIWAN GREATER CHINA FUND

           This Proxy is Solicited on Behalf of the Board of Trustees

                         Annual Meeting of Shareholders

                                 June 22, 2004

The undersigned hereby appoints Steven R. Champion and Dirk Bennett, or each or either of them, as Proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the Taiwan Greater China Fund (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust (the "Meeting") to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 24th Floor, 1285 Avenue of the Americas, New York, New York on Tuesday, June 22, 2004 at 9:30 a.m., New York City time, and at any adjournment thereof, in the manner indicated on the reverse side and, in their discretion, on any other business that may properly come before the Meeting or any such adjournment.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------------       ------------------------------------
-------------------------------------       ------------------------------------
-------------------------------------       ------------------------------------

[x] Please mark
    votes as in
    this example.

--------------------------------------------------------------------------------
                           TAIWAN GREATER CHINA FUND
--------------------------------------------------------------------------------

The following items are proposed by the Trust (in the case of Item 2 pursuant to requirements contained in the Trust's Declaration of Trust and By-laws):


1. The election of two Trustees: Mr. Frederick C. Copeland, Jr. to serve for a term expiring on the date of the 2005 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Mr. David N. Laux, to serve for a term expiring on the date of the 2007 Annual Meeting of Shareholders or the special meeting in lieu thereof.

   Nominees: (01) Frederick C. Copeland, Jr. and (02) David N. Laux.


              FOR ALL NOMINEES [ ]      [ ] WITHHELD FROM ALL NOMINEES

              [ ] For all nominees, EXCEPT the nominee(s) written above



                                                          FOR AGAINST ABSTAIN
2. Conversion of the Trust from a closed-end investment   [ ]   [ ]    [ ]
   company into an open-end investment company and certain related matters.


Properly executed proxies will be voted in the manner directed herein by the undersigned. If no such directions are given, such proxies will be voted FOR the nominees referred to in Item 1 and AGAINST the proposition referred to in
Item 2.

           Please sign and return promptly in the enclosed envelope.
             No postage is required if mailed in the United States.

Mark box at right if you have noted an address change or [ ] comments on the reverse side of this card.


Please be sure to sign and date this Proxy.

Signature:_______________ Date:________ Signature:________________ Date:_______